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                                                                Exhibit 10.11(b)

                           Schedule of Executive with
                              Continuity Agreements

Title                                                  Name                                               Years/Comp*
-----                                                  ----                                               -----------
Chairman of the Board, President and                   Thomas A. Waltermire                                    3
Chief Executive Officer


Group Vice President,                                  V. Lance Mitchell                                       3
Global Plastics

Vice President and General Manager, Elastomers         John E. Quinn                                           3
and Performance Additives

Vice President and General Manager,  Distribution      Michael L. Rademacher                                   3

Vice President, Chief Legal Officer and Secretary      Wendy C. Shiba                                          3

Vice President and Chief Human Resources and           Kenneth M. Smith                                        3
Information Officer

Vice President and                                     W. David Wilson                                         3
Chief Financial Officer

Vice President and General Manager,                    Bernard Baert                                           2
International Compounds & Colors

Vice President and General Manager, Specialty          Denis L. Belzile                                        2
Resins and Formulators

Vice President and General Manager,                    David Quester                                           2
Engineered Films

Vice President and                                     Roger W. Avakian                                        1
Chief Technology Officer

Vice President and Chief Investor and                  Dennis A. Cocco                                         1
Communications Officer

Vice President and                                     Daniel L. Kickel                                        1
Chief Sourcing Officer

Treasurer                                              John L. Rastetter                                       1

Controller                                             Gregory P. Smith                                        1



* Years of compensation payable upon change of control.